Exhibit 99.1

INVESTOR PRESENTATION

November 14, 2019

This presentation may contain forward-looking statements intended to qualify for the safe harbor contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as may, will, should, anticipate, estimate, expect, project, intend, plan, believe, seek, would, could, and similar words or expressions and are made in connection with discussions of future operating or financial performance. Forward-looking statements reflect management’s expectations at the date of this presentation regarding future conditions, events, or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated by the forward-looking statements. There are many factors that could cause actual conditions, events, or results to differ from those anticipated by the forward-looking statements contained in this presentation. Readers are cautioned not to place undue reliance on forward-looking statements in this presentation. We do not undertake to update any forward-looking statements included in this presentation. The statements in this presentation are for the convenience of our shareholders, capital partners, and other stakeholders and are qualified in their entirety by reports that we file with the SEC.

OVERVIEW Enterprise Diversified is an alternative asset manager with a focus on emerging managers. The company also has interests in several historical, non-core lines of business including an internet service provider, a royalty stream on a previously owned home services business, real estate, and other opportunistic investments.

Q3 NOTABLES Enterprise Diversified is focused on creating long-term value for shareholders. In the third quarter of 2019, Enterprise Diversified continued to refocus the company on the asset management business where we have maximum optionality and long-term upside potential. Formed Focused Compounding Capital Management, LLC, a new partnership of which Willow Oak is a 10% owner. In addition to managing client capital through managed accounts, this partnership will launch a private investment fund, Focused Compounding Fund, LP, set to begin investing January 1, 2020. Continued the shift to an asset-light business in order to generate predictable cash flow from management fee shares, royalties, and other sources. Continued to simplify asset-heavy operations and public reporting requirements. Continued to eliminate costly distractions in order to allow the company to focus squarely on Willow Oak Asset Management.

CORPORATE ORGANIZATION – PRIMARY ENTITIES Enterprise Diversified Asset Management Real Estate Operations Non-Core Willow Oak Asset Management Focused Compounding Capital Management EDI Real Estate Sitestar.net Alluvial Fund – Strategic partner Bonhoeffer Fund – Internal fund Fund Management Services Passive  stake in historical real estate holdings Royalty stream - home services business Opportunistic investments

LEADERSHIP TEAM Enterprise Diversified Board of Directors Defines and approves the strategic vision of Enterprise Diversified Advises and supports network growth of Willow Oak Asset Management Steven Kiel Executive chairman Oversees the execution of the strategic vision for Enterprise Diversified and its subsidiaries Strategically drives the growth of Willow Oak Asset Management Alea Kleinhammer Vice President & Chief Financial Officer Monitors and reports on the financial strength of Enterprise Diversified and its subsidiaries Oversees the activities and drives the strategic direction of each subsidiary Jessica Greer Vice President & Chief of Staff Provides  perational guidance for Enterprise Diversified and its subsidiaries Manages the daily activities of the asset management division including network building, investor relations, and Fund Management Services Mary Kate LaCroix Vice President, Operations Monitors and manages the operational strength of Enterprise Diversified and its  ubsidiaries Provides assistance in the development of the asset management division including investor relations and Fund Management Services

THIRD QUARTER ACTIVITY For the three months ended September 30, 2019 – Subsidiaries Asset Management Real Estate Internet Other Consolidated Revenues $37,998 $19,359 $265,171 $ - $322,528 Alluvial Fund (197,083) - - - (197,083) Total revenues (159,085) 19,359 265,171 - 125,445 Cost of revenue - 30,753 83,517 - 114,270 Operating expenses 81,906 11,827 43,168 141,270 278,171 Other income (expense) 4,983 (13,709) 384 20,249 11,907  Income (loss) from discontinued operations - - - (31,151) (31,151)  Comprehensive income (loss) ($236,008) ($36,930) $138,870 ($152,172) ($286,240

ASSET MANAGEMENT Willow Oak Asset Management partners with unique emerging investment managers.

FOCUSED COMPOUNDING CAPITAL MANAGEMENT Willow Oak partners with Focused Compounding to expand their current capital management offerings through managed accounts and launch a new private investment partnership. As a 10% owner, Willow Oak will provide ongoing fund management services and support the launch of a hedge fund to begin investing January 1, 2020. Focused Compounding - We spend 99% of our time on the 1% of stocks every other fund ignores. Identifies “overlooked” stocks  where the percent of shares outstanding that are traded in the course of a year are very low Concentrated portfolio of nano-, micro-, and small-cap stocks in developed markets Volatility is mitigated by seeking only low-beta stocks Co-founders Geoff Gannon and Andrew Kuhn market to wide audiences through regular podcasts, videos, and research. Learn more at focusedcompounding.com

ALLUVIAL FUND Willow Oak seeded Alluvial Fund in 2017. As a special partner, Willow Oak earns a fee share in addition to gains on our investment. At the end of the third quarter, the value of Willow Oak’s investment in Alluvial totaled $9,466,387. Alluvial Fund Identifies and profits from deeply mispriced securities spanning industries and borders Invests in market segments where mispricings are most likely to occur Focuses on small firms, thinly traded issues, and undiscovered value David Waters founded Alluvial Capital Management in 2014; in addition to the fund, Dave manages capital for clients through managed accounts and maintains an investing blog at OTCAdventures.com

BONHOEFFER FUND Willow Oak co-launched Bonhoeffer Fund in 2017. As the general partner for the fund, Willow Oak earns 50% of all fees earned. Willow Oak provides operational, marketing, and investor relations support through our Fund Management Services. Bonhoeffer Fund Identifies and invests in undervalued securities that are undiscovered and misunderstood Invests in overlooked companies in international and emerging markets Focuses on finding companies that exhibit characteristics of compound mispricings, miscategorized firms, and corporate actions Portfolio manager Keith Smith is a director for Enterprise Diversified and an advisor for Willow Oak; he brings more than 20 years of experience as a valuation expert and a decade of personal investing in which he developed and executed the Bonhoeffer strategy, producing exceptional returns over that time

FUND MANAGEMENT SERVICES Willow Oak launched our Fund Management Services (FMS) in 2018, offering tailored services to boutique fund managers. Willow Oak’s FMS team provides investor relations, marketing and operational infrastructure to help funds scale. Alluvial Fund, LP Arquitos Capital Management Bonhoeffer Capital Management Focused Compounding We spend 99% of our time on the 1% of stocks every other fund ignores

FOCUSED ON GROWTH Increasing assets under management Adding funds to the Willow Oak platform Increasing visibility of Willow Oak and associated funds Growing the Willow Oak network of emerging manager partners, investors, and Fund Management Services clients

ENDI
Enterprise Diversified

WILLOW OAK BY THE NUMBERS

Network Growth: In the third quarter of 2019, Willow Oak Asset Management hosted an Investor Day in New York, featuring annual meetings for Alluvial Fund, Bonhoeffer Fund, and Arquitos Capital. Drawing investors from across the United States, as well as internationally, the day's events included the announcement of Willow Oak's partnership with Focused Compounding, as well as a fireside chat with our affiliated fund managers.

A recording of the event, as well as links to recent media clips and interviews, can be found at willowoakfunds.com.

	2018 Q3	2019 Q3	% Growth
Assets Under Management	$37 mil	$48 mil	30%
YTD Revenue (Management Fee and FMS)	$27,070*	$120,779	346%
Investors	69	140	103%

*Willow Oak's Fund Management Services was launched in the fourth quarter of 2018.

Willow Oak is also entitled to a fee share from the performance fees earned by each affiliated fund. Performance fees will be reported upon crystallization.

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REAL ESTATE Enterprise Diversified holds a 35% stake in Mt Melrose and operates a historical property portfolio located in Roanoke, Virginia.

REAL ESTATE Mt Melrose, LLC (MM) Enterprise Diversified holds a 35% ownership stake in Mt Melrose and is in partnership with a third-party operator. Financial results for Mt Melrose have been deconsolidated as of June 30, 2019. EDI Real Estate, LLC (EDI) Consists of a portfolio of 12 properties located in Roanoke, Virginia. These properties are legacy properties that were purchased by previous management prior to 2016 as part of a reinvestment strategy for the internet segment’s excess cash flows.

NON-CORE Enterprise Diversified carries out several non-core activities consisting of legacy businesses and opportunistic investments.

NON-CORE Sitestar.net INTERNET Sitestar.net offers consumer and business-grade internet access, wholesale managed modem services, web hosting, third-party software as a reseller, and various ancillary services to customers in the United States and Canada. 9-30-2017 9-30-2018 9-30-2019 Revenue $314,202 $288,312 $265,171 Net Income $172,415 $143,658 $138,870 TRIAD GUARANTY Enterprise Diversified owns a note payable and warrants to acquire approximately 2.7% of Triad Guaranty, Inc., a post-bankruptcy shell company with approximately $500 million in Net Operating Loss carryforwards that begin to expire in 2028. HOME SERVICES Enterprise Diversified sold its former home services subsidiary on May 24, 2019, in exchange for a royalty stream over the next five years. We receive 7.5% of revenue generated by our customers in the first year and 5% of revenue for each of the next four years.

www.enterprisediversified.com